UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C.20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

ACCESS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Stemmons Freeway, Suite 176 Dallas, Texas	75207

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(214) 905-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/x/	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ /	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ /	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ /	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 4, 2007, Access issued a press release announcing data regarding Angiolix presented at ASCO Oncology Conference.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                  Description

99.1             Press release issued by Access Pharmaceuticals, Inc. and Somanta Pharmaceuticals, Inc. dated June 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS PHARMACEUTICALS, INC.

By:	/s/ Stephen B. Thompson

Stephen B. Thompson
Vice President, Chief Financial Officer

Date:  June 4, 2007

Exhibit Index

Exhibit No.                Description

99.1        Press release issued by Access Pharmaceuticals, Inc. and Somanta Pharmaceuticals, Inc. dated June 4, 2007.